                                                                 Exhibit 1.1
                                     Shares


                                FALCONITE, INC.


                                  Common Stock



                             UNDERWRITING AGREEMENT



                                                             _____________, 1997


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
WILLIAM BLAIR & COMPANY, L.L.C.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
         Securities Corporation
277 Park Avenue
New York, New York  10172

Dear Sirs:

                 Falconite, Inc., an Illinois corporation (THE "COMPANY"), proposes to issue and sell ________ shares of Common Stock, $.01 par value per share, of the Company (THE "FIRM SHARES"), to the several underwriters named in
Schedule I hereto (THE "UNDERWRITERS"). In addition, the stockholders of the Company named in Schedule II hereto (COLLECTIVELY, THE "SELLING STOCKHOLDERS"), propose to sell to the several Underwriters not more than __________ additional shares of Common Stock, $.01 par value per share, of the Company (THE "ADDITIONAL SHARES"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter referred to collectively as the "SHARES". The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK". The Company and the Selling Stockholders are hereinafter collectively called the "SELLERS".

                 SECTION 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (THE "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (COLLECTIVELY, THE "ACT"), a registration statement on Form S-1, including a
prospectus, relating to the Shares.   The registration statement, as amended at
the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT", and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (A "RULE 462(B) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

                 SECTION 2. Agreements to Sell and Purchase and Lock-Up Agreements. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per Share of $_______ (THE "PURCHASE PRICE") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

                 On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholders agree to sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 700,500
Additional Shares from the Selling Stockholders at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering
over-allotments made in connection with the offering of the Firm Shares.   The
Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Selling Stockholders, care of the Company, within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholders the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Selling Stockholders as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.





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

                 The Company hereby agrees not to register for sale or offer, sell, pledge, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the foregoing actions is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto to the effect that such person will not engage in any of the foregoing transactions with respect to any Common Stock or any securities convertible into or exchangeable for Common Stock, in each case, beneficially owned by such person during such period. Notwithstanding the foregoing, during such period
(i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

                 SECTION 3. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

                 SECTION 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 9:00 A.M., Chicago time, on ____________, 1997 (THE "CLOSING DATE") at such place as you
shall designate.   The Closing Date and the location of delivery of and the
form of payment for the Firm Shares may be varied by agreement between you and the Company.

                 Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 9:00 A.M., Chicago time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (AN "OPTION CLOSING DATE"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Selling Stockholders.

                 Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 8:30 A.M., Chicago time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer





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taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment to the order of the applicable Sellers of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

                 SECTION 5. Agreements of the Company. The Company agrees with you:

                          (a)  To advise you promptly and, if requested by you,
to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                          (b)  To furnish to you, without charge, three (3)
signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                          (c)  To prepare the Prospectus in a form approved by
you and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

                          (d)  Prior to 9:00 A.M., Chicago time, on the
business day next succeeding the date of this Agreement, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each





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Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                          (e)  If during the period specified in paragraph (d),
any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                          (f)  Prior to any public offering of the Shares, to
cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                          (g)  To mail and make generally available to its
stockholders as soon as practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                          (h)  During the period of three years after the date
of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                          (i)  Whether or not the transactions contemplated by
this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Act and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing prior to or during the period specified in paragraph
(d), including the mailing and delivering of





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

copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other documents in connection with the offering, purchase, sale or delivery of the Shares, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and the cost of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to the listing of the Shares on the Nasdaq National Market, (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar or depositary and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                          (j)  To use its best efforts to list for quotation
the Shares on the Nasdaq National Market and to maintain the listing of the Shares on the Nasdaq National Market for a period of three years after the date of this Agreement.

                          (k)  To use its best efforts to do and perform all
things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                          (l)  If the Registration Statement at the time of the
effectiveness of this Agreement does not cover all of the Shares, to file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 9:00 P.M., Chicago time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                 SECTION 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                          (a)  The Registration Statement has become effective
(other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 9:00 P.M., New York City time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement is





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

in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                          (b)  (i)  The Registration Statement (other than any
Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, (iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments or supplements thereto when they become effective (1) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) will comply in all material respects with the Act and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                          (c)  Each preliminary prospectus filed as part of the
registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                          (d)  Each of the Company and its subsidiaries has
been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.





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


                          (e)  There are no outstanding subscriptions, rights,
warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries except as otherwise disclosed in the Registration Statement.

                          (f)  All the outstanding shares of capital stock of
the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                          (g)  All of the outstanding shares of capital stock
of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                          (h)  The authorized capital stock of the Company
conforms to the description thereof contained in the Prospectus.

                          (i)  Neither the Company nor any of its subsidiaries
is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

                          (j)  The execution, delivery and performance of this
Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of, or qualification with, any court or other governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property.





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                          (k)  There are no legal or governmental proceedings
pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                          (l)  Neither the Company nor any of its subsidiaries
has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

                          (m)  Each of the Company and its subsidiaries has
such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business and are in compliance with all terms and conditions thereof; and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination of such permits or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; and such permits contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to have, or comply with the terms or conditions of, such permits, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                          (n)  There are no costs or liabilities associated
with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                          (o)  This Agreement has been duly authorized,
executed and delivered by the Company.

                          (p)  Except as otherwise set forth in the Prospectus
or such as are not material to the business, prospects, financial condition or results of operation of the





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

Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                          (q)  The Company and its subsidiaries have and will
maintain insurance covering their properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as is reasonable and in accordance with customary industry practice to protect the Company, its subsidiaries and their businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue such insurance, except such as could not reasonably be expected, singularly or in the aggregate, to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                          (r)  KPMG Peat Marwick LLP are independent public
accountants with respect to the Company as required by the Act.

                          (s)  The financial statements, together with related
schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                          (t)  The Company is not and, after giving effect to
the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                          (u)  Except as disclosed in the Prospectus, there are
no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to





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

any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                          (v)  The Company has complied with all provisions of
Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                          (w)  The Company has filed a registration statement
pursuant to Section 12(g) of the Exchange Act, to register the Common Stock, has filed an application to list the Shares on the Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance.

                          (x)  Except as disclosed in the Prospectus, there are
no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

                          (y)  There is (i) no significant unfair labor
practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                          (z)  The Company and each of its subsidiaries
maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

                          (aa)  All material tax returns required to be filed
by the Company and each of its subsidiaries in any jurisdiction have been filed,other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.





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                          (ab)  Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there has not occurred any material adverse change or any development involving a prospective material adverse change, in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                          (ac)  The Company or its subsidiaries own or have the
legal or contractual right to use the patents, trade names, trademarks, service marks, copyrights, trade secrets and other proprietary rights which are material to the conduct of the business of the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has received notice of any claim being asserted by any person to the use of, or the right to use, any such patents, trade names, trademarks, service marks, copyrights, trade secrets or other proprietary rights and to the best knowledge of the Company there is no valid basis for any such claim. Neither the Company nor any of its subsidiaries has received notice of any person challenging or questioning the validity or effectiveness of any such patents, trade names, trademarks, service marks, copyrights, trade secrets or other proprietary rights.

                          (ad)  The Company, and each of its subsidiaries has
conducted and is conducting its business in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not be reasonably likely, singly or in the aggregate, to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries considered as a whole.

                          (ae)  All offers and sales of capital stock of the
Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                          (af)  Except as disclosed in or contemplated by the
Prospectus, the Company is not engaged in any discussions or negotiations concerning, and is not a party to any existing agreements, arrangements or understandings with respect to, any acquisitions, combinations or dispositions.

                 SECTION 7. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally represents and warrants to each Underwriter that:

                          (a)  Such Selling Stockholder is the lawful owner of
the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date (and Option Closing Date, if applicable) will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                          (b)  Upon delivery of and payment for such Shares
pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                          (c)  Such Selling Stockholder has, and on the Closing
Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling Stockholders and ______________, as Custodian (the "Custody Agreement") and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

                          (d)  The power of attorney signed by such Selling
Stockholder appointing ______________ and ______________, or either one of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized ______________ and ______________, or either one of them, to execute and deliver on his behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

                          (e)  Such Selling Stockholder has not taken, and will
not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                          (f)  The execution, delivery and performance of this
Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

                          (g)  Such parts of the Registration Statement under
the caption "Principal Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

                          (h)  At any time during the period described in
Section 5(e) hereof, if there is any change in the information referred to in
Section 7(g) above, the Selling Stockholders will immediately notify you of such change.

                          (i)  Such Selling Stockholder is not prompted to sell
the Shares to be sold by such Selling Stockholder pursuant to this Agreement by any information concerning the Company or any of its subsidiaries that is not set forth in the Prospectus or other documents filed with the Commission.

                          (j)  The representations and warranties of such
Selling Stockholder in the Custody Agreement are, and on the Closing Date will be, true and correct.

                          (k)  Such Selling Stockholder does not have any
knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                 SECTION 8. Indemnification. (a) The Company and each Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any director or officer of, or person controlling, such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

                          (b)  In case any proceeding (including any
governmental investigation) shall be brought against any Underwriter or any director or officer of, or person controlling, such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Sellers, such Underwriter shall promptly notify the Sellers in writing and the Sellers shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, as incurred. Any Underwriter or any director or officer of, or person controlling, such Underwriter shall have the right to employ separate counsel in any such proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter, director, officer or controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Sellers shall have failed to assume the defense and employ counsel or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Underwriter, director, officer or controlling person and the Company or any Selling Stockholder, as the case may be, and such Underwriter, director, officer or controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Selling Stockholders, as the case may be, (in which case the Sellers shall not have the right to assume the defense of such proceeding on behalf of such Underwriter, director, officer or controlling person). In any such case described in the immediately preceding sentence, the Sellers shall not, in connection with any one proceeding or separate but substantially similar or related proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters, directors, officers and controlling persons. In any case where any Underwriter or any director or officer of, or person controlling, such Underwriter has the right to employ separate counsel at the Company's expense, such counsel shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and the fees and expenses of such
counsel shall be reimbursed as they are incurred.   The Sellers agree to
indemnify and hold harmless any Underwriter and any director or officer of, or person controlling, such Underwriter from and against any loss or liability by reason of any proceeding (x) settled with the written consent of the Company or (y) settled more than ten business days after the Sellers receive a request for reimbursement of legal fees and expenses from such Underwriter, director, officer or controlling person in any case where such fees and expenses are at the expense of the Company if the Company shall have failed to comply with such reimbursement request prior to the date of such settlement. The Sellers shall not, without the prior written consent of each Underwriter and each person controlling such Underwriter, effect any settlement of any pending or threatened proceeding in respect of which such Underwriter or controlling person or any director or officer of such Underwriter is or could have been a party and indemnity could have been sought hereunder by such Underwriter, director, officer or controlling person, unless such settlement includes an unconditional release of such Underwriter and each such director, officer and controlling person from all liability on claims that are the subject matter of such proceeding.

                          (c)  Each Underwriter agrees, severally and not
jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any proceeding shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholders and any person controlling such Selling Stockholders shall have the rights and duties given to such Underwriter, by Section 8(b) hereof (except that if the Company, any of its directors, any such officers or any such controlling person shall have the right to employ separate counsel at such Underwriter's expense pursuant to the second sentence of Section 8(b), such counsel shall be designated by the Company).

                          (d)  To the extent the indemnification provided for
in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such
untrue or alleged untrue statement or omission or alleged omission.   No person
guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

                          (e)  The remedies provided for in this Section 8 are
not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                          (f)  Each Seller hereby designates Falconite, Inc.,
2525 Wayne Sullivan Drive, Paducah, Kentucky 42002, as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in
Section 13 hereof.

                 SECTION 9. Conditions of Underwriters' Obligation. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                          (a)  All the representations and warranties of the
Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                          (b)  If the Company is required to file a Rule 462(b)
Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 9:00 P.M. Chicago time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                          (c)  On or after the date hereof there shall not have
occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities (including, without limitation, the placing of any securities on negative or developing watch or negative or developing outlook) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

                          (d)  You shall have received, on the Closing Date, a
certificate dated the Closing Date, signed by Michael A.  Falconite and Kevin
S. Pugh, in their respective capacities as President, Chief Executive Officer and Director and Vice President, Chief Financial Officer, Secretary and Director of the Company, confirming the matters set forth in paragraphs (a),
(b), and (c) of this Section 9.

                          (e)  Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause (i), (ii) or (iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                          (f)  All the representations and warranties of the
Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

                          (g)  You shall have received on the Closing Date an
opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Thompson Coburn, counsel for the Company and the Selling Stockholders, to the effect that:

                              (i) each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

                              (ii)    each of the Company and its
         subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

                              (iii)    all the outstanding shares of
         capital stock (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                              (iv)    the Shares have been duly
         authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, the Shares to be issued and sold by the Company hereunder, will be validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                              (v)    all of the outstanding shares of
         capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                              (vi)    this Agreement has been duly
         authorized, executed and delivered by the Company and each of the Selling Stockholders and is a valid and binding agreement of the Company and each Selling Stockholder enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                              (vii)    the authorized capital stock of the
         Company conforms as to legal matters to the description thereof contained in the Prospectus;

                              (viii)    the Registration Statement has
         become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission;

                              (ix)    the statements under the captions
         "Risk Factors -- Anti-Takeover Provisions", "Risk Factors -- Shares Eligible for Future Sale; Registration Rights", "Management -- Limitations on Liability", "-- Long Term Incentive Plan", "Principal Shareholders", "Certain Transactions", "Description of Capital Stock", "Shares Eligible For Future Sale" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                              (x)    neither the Company nor any of its
         subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

                              (xi)    the execution, delivery and
         performance of this Agreement by the Company and each Selling Stockholder, compliance by the Company and each Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of, or qualification with, any court or other governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or the organizational documents of any Selling Stockholder that is not an individual or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which it or any of its subsidiaries or any Selling Stockholder is a party or by which it or any of its subsidiaries or any Selling Stockholder or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any other governmental body or agency having jurisdiction over the Company, any of its subsidiaries or any Selling Stockholder or their respective property;

                                  (xii)    after due inquiry, such counsel does
         not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other document that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                                 (xiii)    to the best of such counsel's
         knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, except such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

                                  (xiv)    each of the Company and its
         subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business and, to the best of such counsel's knowledge, after due inquiry, are in compliance with all terms and conditions thereof; and no event has occurred which allows or, after notice or lapse of time or both, would allow, revocation or termination of such permits or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; and such permits contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to have, or comply with the terms or conditions of, such permits, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

                                   (xv)    the Company is not and, after giving
         effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                                  (xvi)    to the best of such counsel's
         knowledge after due inquiry, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement;

                                 (xvii)    (A) the Registration Statement and
         the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial and statistical data included therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act, (B) such counsel has no reason to believe that (except for the financial statements and other financial and statistical data as to which such counsel need not express any belief) at the time the Registration Statement became effective and on the date of this Agreement, the Registration Statement and the prospectus included therein contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial and statistical data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                (xviii) the Custody Agreement has been duly authorized, executed and delivered by each Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

                                  (xix)    each Selling Stockholder has full
         legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by him in the manner provided in this Agreement and the Custody Agreement;

                                   (xx)    to the best of such counsel's
         knowledge, after due inquiry, each Selling Stockholder has good and clear title to the certificates for the Shares to be sold by him and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever;

                                  (xxi)    the power of attorney signed by each
         Selling Stockholder appointing ______________ and ______________, or either of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and are valid and binding instruments of such Selling Stockholder enforceable in accordance with its terms, and pursuant to such power of attorney, each of the Selling Stockholders has authorized ______________ and ______________, or either of them, to execute and deliver on their behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by them pursuant to this Agreement;

                                 (xxii)    to the best of such counsel's
         knowledge, after due inquiry, except as otherwise set forth in the Registration Statement or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it; and

                                (xxiii)    to the best of such counsel's
         knowledge, after due inquiry, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                 The opinion of Thompson Coburn described in paragraph (g) above shall be rendered to you at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

                          (h)  You shall have received on the Closing Date an
opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Underwriters, as to the matters referred to in clauses (iv), (vi) (but only with respect to the Company), (ix) (but only with respect to the statements under the captions "Description of

Capital Stock" and "Underwriting") and (xvii) of the foregoing paragraph (g). In giving such opinion with respect to the matters covered by clause (xvii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                          (i)  You shall have received, on each of the date
hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                          (j)  The Company shall have delivered to you the
agreements specified in Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

                          (k)  The Shares shall have been duly listed for
quotation on the Nasdaq National Market.

                          (l)  The Company and the Selling Stockholders shall
not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company and the Selling Stockholders at or prior to the Closing Date.

                          (m)  You shall have received on the Closing Date, a
certificate of each Selling Stockholder who is not a U.S. Person to the effect that such Selling Stockholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, title to the Additional Shares and other matters related to the purchase of such Additional Shares.

                 SECTION 10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                 This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the- counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any of its subsidiaries, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                 If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Sellers. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one- tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

                 SECTION 11. Agreements of the Selling Stockholders. Each Selling Stockholder severally agrees with you and the Company:

                          (a)  To pay or to cause to be paid all transfer taxes
with respect to the Shares to be sold by such Selling Stockholder; and

                          (b)  To take all reasonable actions in cooperation
with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

                 SECTION 12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Falconite, Inc., 2525 Wayne Sullivan Drive, Paducah, Kentucky 42002, (b) if to the Selling Stockholders, to [NAME OF ATTORNEY-IN-FACT] c/o [ADDRESS OF ATTORNEY-IN-FACT] and (c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                 The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Sellers, the officers or directors of the Company or any person controlling the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

                 If for any reason the Shares are not delivered by or on behalf of the Sellers as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Sellers agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                 Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

                 This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                 This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.


                                        Very truly yours,

                                        FALCONITE, INC.


                                        By:
                                            -----------------------------------
                                            Title:



                                        THE SELLING STOCKHOLDERS
                                          NAMED IN SCHEDULE II
                                          HERETO


                                        By:
                                            -----------------------------------
                                            Attorney-in-fact


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
WILLIAM BLAIR & COMPANY, L.L.C.


Acting severally on behalf of themselves and the several Underwriters named in
  Schedule I hereto


By DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION


   By:
       -------------------------------

                                   SCHEDULE I




                                                 Number of Firm Shares
   Underwriters                                     to be Purchased
   ------------                              ----------------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation
William Blair & Company, L.L.C.





                                                     ------------------
                 Total

                                  SCHEDULE II




                              Selling Stockholders




                                              Number of Additional Shares
         Name                                       to be Purchased
         ----                                 ---------------------------




                                                     ------------------
                 Total

                                    ANNEX I




                         Required Stockholder Lock-Ups

                          Falconite Investments, L.P.
                      Joseph A. Falconite Revocable Trust
                      Michael A. Falconite Revocable Trust
                       Ralph W. McCurry Children's Trust
                           [Emilie Nicole Falconite]
                               [Angela S. Grimm]